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                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549



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                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 1, 1997
                                                        ----------------


                               Budget Group, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                      0-78274                    59-3227576
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)



125 Basin Street, Suite 210, Daytona Beach, FL                  32114
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    (Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code  (904) 238-7035
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                       This document consists of 4 pages
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                        The Exhibit Index is at page 4 .
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Item 5.  Other Events.

     This Current Report on Form 8-K/A is being filed to (i) update the report of the independent certified public accountants with respect to the Consolidated Financial Statements that had previously been filed with the Company's Annual Report on Form 10-K for the year ended December 31, 1996 and
(ii) update the Pro Forma Financial Statements of the Company that have previously been filed as an exhibit to Current Report on Form 8-K dated May 13, 1997.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

               23.1-     Consent of Arthur Andersen LLP.

               99.1- Consolidated Financial Statements of Budget Group, Inc. (together with the report of the Independent Certified Public Accountants) as of December 31,
                         1995 and 1996 and for each of the three years in the period ended December 31, 1996 (incorporated by reference to pages F-10 through F-33 of the Company's Registration Statement on Form S-1 (File No. 333-34799) dated October 1, 1997.

               99.2- Pro Forma Consolidated Statements of Operations of Budget Group, Inc. for the year ended December 31, 1996 and the six months ended June 30, 1997 (incorporated by reference to pages 20 through 28 of the Company's Registration Statement on Form S-1 (File No. 333-34799) dated October 1, 1997)






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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BUDGET GROUP, INC.
                                       (Registrant)


Date: December 26, 1997                By:/s/ Robert L. Aprati
                                          ------------------------------------
                                          Robert L. Aprati
                                          Executive Vice President and General
                                          Counsel


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                                 EXHIBIT INDEX




Exhibit Number and Description                                              Page
                                                                            ----

23.1 - Consent of Arthur Andersen LLP

99.1 - Consolidated Financial Statements of Budget Group, Inc. (together with the report of the Independent Certified Public Accountants) as of December 31, 1995 and 1996 and for each of the three years in the period ended December 31, 1996 (incorporated by reference to pages F-10 through F-33 of the Company's Registration Statement on Form S-1 (File No. 333-34799) dated October 1, 1997)

99.2 - Pro Forma Consolidated Statements of Operations of Budget Group, Inc. for the year ended December 31, 1996 and the six months ended June 30, 1997 (incorporated by reference to pages 20 through 28 of the Company's Registration Statement on Form S-1 (File No.
       333-34799) dated October 1, 1997)

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